Synovus Financial Corp. 2020 Goldman Sachs U.S. Financial Services Conference Kessel Stelling, Chairman and CEO December 9, 2020 Exhibit 99.1

Forward Looking Statements 2 This slide presentation and certain of Synovus Financial Corp.’s (“Synovus”) other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on Synovus’ expectations related to (1) loan and deposit growth; (2) net interest income and net interest margin; (3) non-interest revenue; (4) non-interest expense; (5) credit trends and key credit performance metrics, including loan deferrals; (6) its future operating and financial performance; (7) its strategy and initiatives for future growth, balance sheet management, capital management, liquidity, expense savings and revenue benefits; and (8) its assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and uncertainties related to the continuing impact of the COVID-19 pandemic on Synovus' assets, business, liquidity, financial condition, prospects and results of operations, and the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2019 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. Synovus believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Statements about the potential effects of the COVID-19 pandemic on Synovus' assets, business, liquidity, financial condition, prospects and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, team members, third parties and Synovus. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted non-interest revenue, adjusted net interest income, adjusted return on average assets, and adjusted tangible non-interest expense. The most comparable GAAP measures to these measures are total non-interest revenue, total net interest income, return on average assets, and total non-interest expense, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus’ business. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus’ operating results and the performance of its business. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue is a measure used by management to evaluate non-interest revenue exclusive of net investment securities gains (losses) and the gain on sale and net changes in the fair value of private equity investments. Adjusted net interest income is a measure used by management to evaluate net interest income exclusive of purchase accounting adjustments. Adjusted return on average assets is a measure used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted tangible non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The reconciliations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. Use of Non-GAAP Financial Measures

Key statistics(1) Attractive franchise in Southeastern markets 3 Synovus Business Overview (1) All figures as of 9/30/2020, except for market cap and branch count, which are as of 12/04/2020 (2) Non-GAAP adjusted financial measure, see appendix for applicable reconciliation (3) As of Oct. 2020, per FHFA and S&P Global Market Intelligence, with Aug. 2020 state-level employment; Synovus footprint represents AL, FL, GA, SC, & TN, weighted by population Total Assets $53.0B Loans $39.5B Deposits $44.7B Branches 289 Team 5,347 Market Cap $4.9B Strong presence in top markets throughout five-state Southeast footprint Synovus footprint vs. national average (3) Stable revenue Favorable economic outlook YTD Revenue: 2020 vs. 2019 (in millions) 4.9% 6.6% 7.1% 2.9% 5.4% 8.5% Population Growth ('21-'26) FHFA: Home Prices Unemployment Rate SNV Footprint U.S. ✓ ✓ ✓ YTD 3Q19 YTD 3Q20 YTD 3Q19 YTD 3Q20 Reported Adjusted Non-interest revenue Net interest income (2) $1,454 $1,519 $1,388 $1,431

Synovus Transformation 4 $26.2 $53.0 Total Assets (in billions) ▪ Strengthened the enterprise risk framework to ensure a coordinated approach to manage risk across the footprint 11% CAGR ▪ Greater diversification of industries, geographies, and revenue ▪ Centralized operating environment with greater efficiency Legacy Community Bank Model + CurrentStrategic Acquisitions Efficiency Ratio FTE 1,191 bps 3Q20 Return on Average Assets 2013 39 bps(2) 2013 YTD 3Q20 (1) Non-GAAP financial measure, see appendix for applicable reconciliation (2) Based on adjusted values (1) 69.57% 57.66% 0.61% 0.69%0.66% 1.05% 2013 3Q20 Reported Adjusted

Synovus Remains Well-Positioned for Success

SYNOVUS

PPNR Generation

- Solid revenue profile with growth in non-interest revenue and stable net interest income
- Growth in non-interest revenue led by record net mortgage revenue
- Stable YTD net interest income supported by active balance sheet management
- Top-quartile efficiency ratio performance

3Q20 Pre-Provision Net Revenue Composition
(% of assets)



Adjusted non-interest revenue[1]
FTE net interest income[1]
Adjusted tangible non-interest expense[1]
1.71%
0.87%
2.83%
-2.00%
Synovus
1.48%
0.88%
2.61%
-2.17%
Peer Median (2)

Credit

- Credit metrics including NPAs, NPLs, and past dues remain relatively stable and near cycle lows
- Allowance for credit losses of $665 million, or 1.80%[3] of loans excluding Paycheck Protection Program (PPP) loans, up from 0.76% at the end of 2019
- Full principal and interest deferrals less than 1% of total loans

Criticized and Classified Loans/Total Loans



Peer Median (2)
SNV
2.8%
1.7%
2019
5.5%
4.0%
3Q20

Capital Management

- Robust ICAAP process incorporates budgeting, capital planning, and stress testing
- Ongoing capital optimization efforts reduce weighted average cost of capital

Capital Ratios



Tier 2
Tier 1
CET1
12.2%
10.2%
8.9%
4Q19
13.2%
10.6%
9.3%
3Q20
~13.5%
~10.9%
~9.6%
4Q20 Estimate(4)

(1) Source: S&P Global Market Intelligence and company filings; see appendix for applicable reconciliation of non-GAAP financial measures
(2) Peer group includes RF, HBAN, MTB, FHN, BOKF, HWC, CFR, FNB, ZION, PBCT, BKU, CMA, BPOP, NYCB and ASB; figures have been adjusted for unusual items as reflected in company filings
(3) Reported ACL coverage ratio (to loans) of 1.68% in 3Q20
(4) Includes estimated loan balance reductions of ~2% from 3Q20

5

Synovus Forward

SYNOVUS

1 Becoming more efficient...

Organizational efficiency
- $30M+ pre-tax benefit
  - Voluntary retirement program with earn back of <2 years and savings of ~$7-8 million
  - Back-Office efficiency

Third-party spend
- $25M pre-tax benefit

Branch/real estate optimization
- $12M pre-tax benefit
  - 13 branch closures in 2020 with additional corporate real estate consolidation in 2021

2 Continuing to strengthen relationships and profitability...

Customer analytics
- $20M+ pre-tax benefit
  - Leveraging analytics to grow and deepen customer relationships
  - Customer activity generates insights to incremental financial solutions

Pricing for value
- $20M pre-tax benefit
  - Market pricing for products and services

New products and solutions
- $5M+ pre-tax benefit

3 Investing in technology to improve customer experience and growth ...

SYNOVUS FORWARD

Expanding online account origination capabilities
- Added depository and lending origination fulfillment channels

Strengthening user enrollment and utilization with better customer experience
- Simplifying processes and continuously enhancing with new functionality

Enhancing technology and advisory services
- Synovus Gateway, a new digital commercial banking platform, launched in November 2020

Committed to ~$100 million run-rate benefit by year-end 2021

6

Strong and stable foundation Who We Are 7 1. 2. 3. Focused on growth and profitability Long-term outlook ▪ Diverse loan and business mix ▪ Strong deposit growth and liquidity ▪ Solid credit quality ▪ Optimized capital position ▪ Leveraging Synovus Forward to enhance top-quartile performance in ROAA, ROATCE, and efficiency ▪ High growth markets ▪ High potential customer segments ▪ Accelerated fee income growth ▪ Continued improvement in financial performance

Appendix

9 Non-GAAP Financial Measures (in thousands) 3Q20 2013 Net income $ 91,573 159,383 Add: Goodwill impairment 44,877 --- Add: Restructuring charges, net* 2,135 6,760 Add: Visa indemnification charges, net* --- 977 Add: Litigation contingency/settlement expense, net* --- 6,110 Add: Loss on early extinguishment of debt, net* 114 --- Add/subtract: Investment securities losses (gains), net* 1,148 (1,799) Subtract/add: Fair value (increase) decrease of private equity investments, net* (193) 1,811 Adjusted net income $ 139,655 173,242 Net income annualized $ 364,303 159,383 Adjusted net income annualized $ 555,584 173,242 Total average assets $ 53,138,334 26,327,625 Return on average assets 0.69% 0.61% Adjusted return on average assets 1.05% 0.66% *Tax effected using a rate of 25.9% for 3Q20 and 38.9% for 2013

Non-GAAP Financial Measures, Continued (in thousands) YTD 3Q20 QTD 3Q20 YTD 3Q19 Total non-interest revenue $ 391,752 114,411 257,945 Subtract/add: Investment securities (gains) losses, net (76,594) 1,550 5,502 Subtract: Gain on sale and fair value (increase) of private equity investments (4,712) (260) (3,507) Adjusted non-interest revenue $ 310,446 115,701 259,940 10 (in thousands) QTD 3Q20 Total non-interest expense 316,655 Subtract: Goodwill impairment (44,877) Subtract: Restructuring charges, net (2,882) Subtract: Loss on early extinguishment of debt, net (154) Subtract: Amortization of intangibles (2,640) Adjusted tangible non-interest expense $ 266,102 (in thousands) YTD 3Q20 YTD 3Q19 Total FTE net interest income $ 1,126,816 1,196,535 Subtract: Purchase accounting adjustments (6,181) (68,500) Adjusted net interest income $ 1,120,635 1,128,035